Short-term investments	12 Months Ended
Dec. 31, 2016
Short-term investments [Abstract]
Short-term investments
5. Short-term investments

	December 31,	December 31,
(In thousands)	2015	2016
Time deposits	—	38,829
Investments in financial instruments (note)	70,328	143,131
Total	70,328	181,960

Note:
the investments were issued by commercial banks in PRC with a variable interest rate indexed to performance of underlying assets. Since these investments’ maturity dates are within one year, they are classified as short-term investments.

Time deposits and investments in financial instruments are stated on the balance sheet at the principal amount plus accrued interest. Interest income is recorded in “other income” in the statement of comprehensive income.